                                                                   Exhibit 10.26

                         AMENDMENT TO SECURITY AGREEMENT

        This Amendment to Security Agreement (this "Agreement") is entered into as of December 30, 2002, by and between CIT Technology Financing Services, Inc., successor in interest to CIT Venture Leasing Fund, LLC ("Secured Party") and Zhone Technologies, Inc., a Delaware corporation (the "Debtor"), with reference to the following facts:

        A. Debtor is indebted to Secured Party pursuant to the PROMISSORY NOTE WITH BALOON PAYMENT, dated as of January 31, 2001, in the original principal amount of $12,493,355.29 by Debtor in favor of Secured Party (the "Note"), which indebtedness is secured by a security interest in specific equipment pursuant to the SECURITY AGREEMENT, dated as of January 31, 2001 between Debtor and Secured Party (the "Security Agreement"). In addition, as of December 30, 2002, Secured Party is holding, as additional collateral, reserves of $2,498,671 and $153,469.33 respectively.

        B. Prior to execution of the Note and Security Agreement, the parties also executed a PROMISSORY NOTE WITH BALOON PAYMENT, dated as of January 26, 2001, and a SECURITY AGREEMENT, dated as of January 26, 2001 (the "January 26 Agreements"), which were intended to be superceded and replaced with the Note and Security Agreement.

        C. As December 30, 2002, there is owing under the Note a principal amount of $4,971,652.78, plus $7,098.31 consisting of accrued but unpaid interest, fees and costs of enforcement arising under the Note and the Security Agreement. Such amount together with interest accruing after December 18, 2002 under the Note is hereinafter sometimes referred to herein as the "Existing Debt." Other than the Existing Debt, there is no indebtedness owing from Debtor to Secured Party.

        NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

        1.      Amendments.

                (a) Section 1 of the Security Agreement is amended, by replacing the last three lines of the first full paragraph of that section with the following:

                hereby grants to Secured Party a security interest in: (a) the property described in Schedule 1 to this Agreement and made a part hereof (the "Original Equipment Collateral"); and (b) the property described in Schedule 3 to this Agreement and made a part hereof (the "Supplemental Collateral").

                        Notwithstanding the foregoing, the security interest
                granted herein does not extend to and the term "Supplemental Collateral" does not include: (A) equipment and related software subject to the liens of lenders or lessors to secure the costs of acquisition of such equipment or software or existing on such equipment and software when acquired by Debtor; (B) any license or contract rights or any other property to the extent (i) the granting of a security interest in it would be contrary to applicable law, or (ii) that such rights are nonassignable by their terms (but only to the extent the prohibition is enforceable under applicable law) without the consent of the licensor or other party (but only to the extent such consent has not been obtained); and (C) more than 65% of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Debtor of any foreign subsidiary which shares entitle the holder thereof to vote for directors or any other matter.

                (b)     Sections 2(a), 2(b), 2(c), 2(d), 2(f), 2(g), 2(j), 2(l),
3(c) and 3(f) of the Security Agreement are hereby amended by replacing the word "Collateral" wherever it appears with the words "Original Equipment Collateral".

                (c) Sections 2(i), 2(k), 4, and 5(a) of the Security Agreement are hereby amended by replacing the word "Collateral" wherever it appears with the words "Original Equipment Collateral and Supplemental Collateral".

                (d) Section 2(f) of the Security Agreement is hereby amended by: (i) inserting "Permitted Liens and" after the words "other than" on line 3;
(ii) inserting "Permitted Liens and liens" after the words "other than" on line 6; (iii) inserting "other than Permitted Liens" at the end of the first sentence; and (iv) inserting the following at the end of that section:

                As used herein "Permitted Lien" means (i) mechanic's, materialmen's, landlord's and similar liens, (ii) liens arising under worker's compensation, unemployment insurance, social security, retirement and similar legislation, (iii) liens on goods in transit incurred pursuant to documentary letters of credit, (iv) liens for taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings, (v) judgment, attachment or similar lien, so long as the judgment it secures has not been discharged or execution thereof effectively stayed and bonded against pending appeal within 30 days of the entry thereof; (vi) liens incurred by Secured Party, (vii) liens on the Supplemental Collateral existing on the effective date of the Amendment to Security Agreement, dated as of December 30, 2002 (including those identified on Schedule 4 hereto); (viii) purchase money security interests in Equipment and related software or liens on Equipment and related software when acquired; (ix) leases of Equipment and related software; (x) licenses or sublicenses granted in the ordinary course of Debtor's business and any interest or title of a licensor or under any license or sublicense to Debtor; (xi) liens on earnest money deposits required under a letter of intent or purchase agreement; (xii) liens on insurance proceeds in favor of insurance companies granted solely as security for financed premiums; (xiii) liens on escrowed cash in an aggregate amount not exceeding $1,000,000, representing a portion of the proceeds of sales or other transactions, established to satisfy contingent post closing obligations that Debtor owes (including earn-outs, indemnities and working capital adjustments); (xiv) leases or subleases granted in the ordinary course of Debtor's business, including in connection with Debtor's leased premises or leased property; (xv) liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; (xvi) governmental liens in connection with progress payments made on government contracts which are limited to the Inventory being sold pursuant to such government contract; (xvii) liens in favor of Silicon Valley Bank that are the subject to the Subordination Agreement, dated as of December 30, 2002 (the "SVB Subordination Agreement"); and (xviii) any other liens which shall be junior to the security interest granted to Secured Party pursuant to this Security Agreement and which shall be subject to an intercreditor agreement between Secured Party and the holder thereof on terms reasonably acceptable to Secured Party (and Secured Party agrees to negotiate such intercreditor agreement in good faith and any such agreement will be deemed reasonably acceptable to Secured Party if it provides for the same material terms as the SVB Subordination Agreement).

                (e) Section 3(c) of the Security Agreement is hereby amended by replacing the clause beginning on line 8 of that section with the following:

                "the existence or creation of any lien (other than Permitted Liens) upon the Original Equipment Collateral or a substantial part of Debtor's property;"

                (f) Section 3(d) of the Security Agreement is hereby amended in its entirety and replaced with the following

                "The failure to effectively and promptly discharge, stay or indemnify against, to Secured Party's satisfaction, any lien or attachment (other than Permitted Liens) against any substantial part of Debtor's property or the Original Equipment Collateral;"

                (g) The Security Agreement is hereby amended to include the collateral description attached hereto as Exhibit A, as a new Schedule 3 to the Security Agreement.

                (h) The Security Agreement is hereby amended to include the schedule attached hereto as Exhibit B, as a new Schedule 4 to the Security Agreement.

        2. Termination. Upon the payment in full of the Existing Debt together with amounts coming due under the Note after the date hereof and other indebtedness due and owing to Secured Party that is secured by the Security Agreement, Secured Party shall promptly deliver to Debtor, such termination statements as Debtor may request releasing the Original Equipment Collateral and the Supplemental Collateral from the liens granted to or for the benefit of Secured Party, including those created by this Agreement, and do all further acts and execute and deliver all instruments and documents necessary to terminate the security interests granted herein and in the Security Agreement.

        3.      Miscellaneous.

                (a) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of Debtor and Secured Party and their respective successors and assigns.

                (b) Integration; No Other Agreements. This Agreement and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Agreement; except that any financing statements or other agreements or instruments filed by Secured Party with respect to Debtor shall remain in full force and effect. For avoidance of doubt, the January 26 Agreements are hereby cancelled and terminated, effective as of January 26, 2001 and are of no force or effect. Other than the Note, the Security Agreement and this Agreement, there are no documents, agreements or instruments evidencing indebtedness of Debtor to Secured Party or providing for security interests in property of Debtor favor of Secured Party.

                (c) Entire Agreement. This Agreement, the Note and the Security Agreement contain the entire agreement of the parties hereto and supersede any other oral or written agreements or understandings with respect to the subject matter hereof and thereof.

                (d) Governing Law. This Agreement is governed by and shall be construed in accordance with the laws of the State of New Jersey, without reference to the conflicts of law provisions thereof

                (e) Counterparts. This Agreement may be signed in counterparts and all of such counterparts when properly executed by the appropriate parties thereto together shall serve as a fully executed document, binding upon the parties.

                IN WITNESS WHEREOF the undersigned have executed this Agreement as of the first date above written.

                                     Zhone Technologies, Inc.

                                     By:
                                            ---------------------------------

                                     Title:
                                            ---------------------------------

                                     CIT Technology Financing Services, Inc.,
                                     Successor to Cit Venture Leasing Fund, LLC

                                     By:
                                            ---------------------------------
                                     Title:
                                            ---------------------------------

                                    Exhibit A

                        SCHEDULE 3 TO SECURITY AGREEMENT

                       SUPPLEMENTAL COLLATERAL DESCRIPTION

        All personal property of Debtor (herein referred to as "Debtor" or "Debtor"), other than property that is Original Equipment Collateral, whether presently existing or hereafter created or acquired, and wherever located, including:

                (a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor's books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

                (b) all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the forgoing, or any parts thereof or any underlying or component elements of any of the forgoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

                (c) all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

                (d) all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof,
(v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

                (e) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.

                                    Exhibit B

                        SCHEDULE 4 TO SECURITY AGREEMENT

                                 EXISTING LIENS

Financing Statement filings with California Secretary of State:

   FILING DATE            FILE NO.             SECURED PARTY
------------------------------------------------------------------
05/22/00                0014760122          Telogy, Inc.
------------------------------------------------------------------
06/13/00                0017160644          Telogy, Inc.
------------------------------------------------------------------
11/13/00                0032260178          Fleet Business
                                            Credit
                                            Corporation
------------------------------------------------------------------

Financing Statement filings with Delaware Secretary of State:

   FILING DATE            FILE NO.             SP/ASSIGNEE
------------------------------------------------------------------
12/05/01                20089981            Raymond Leasing
                                            Corporation
------------------------------------------------------------------
03/06/02                20765374            Network
                                            Appliance, Inc.
------------------------------------------------------------------